Exhibit 32.2



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Scott Gomez, as Vice President of Finance and Accounting (principal financial and accounting officer) of Hollywood Media Corp. (the "Company") certify, pursuant to 18 U.S.C. ss. 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge: (1) the accompanying Form 10-Q report for the quarter ended September 30, 2004 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   November 15, 2004           By: /s/ Scott Gomez
                                        --------------------------------------
                                        Scott Gomez, Vice President of Finance
                                        and Accounting